Exhibit 10.30
September 12, 2016
Dear Jess:
This letter (the "Amendment") amends the letter agreement between you and Genocea Biosciences, Inc. (the "Company"), dated January 16, 2014 (the "Employment Agreement"), effective as of the date hereof. All capitalized terms used in this Amendment shall have the meanings ascribed to them in the Employment Agreement unless otherwise expressly provided herein.
In recognition of your recent promotion to Chief Scientific Officer and in consideration of your continued employment with the Company, the additional severance benefits, mutual promises and terms and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, you and the Company agree to amend the Employment Agreement as follows:
1.Section 1 of the Employment Agreement is hereby amended by deleting "Vice President of Research" and replacing it with "Chief Scientific Officer".
2.Sections 5(a)(i) and 5(a)(ii) of the Employment Agreement are hereby amended by deleting each reference to "six-month period" therein and replacing each such reference with "nine-month period".
3.Sections 5(b)(i) and 5(b)(ii) of the Employment Agreement are hereby amended by deleting each reference to "twelve-month period" therein and replacing each such reference with "fifteen-month period".
Except as expressly amended herein, the Employment Agreement will continue in full force and effect in accordance with its terms. This Amendment embodies the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior communications, agreements and understandings, whether written or oral, with respect to the same. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument. This Amendment is a Massachusetts contract and shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict-of-laws principles thereof.
Please acknowledge your agreement with the terms and conditions of this Amendment by signing and returning the enclosed copy of this Amendment to the undersigned, whereupon this Amendment will become a binding agreement between us.

Sincerely,
/s/ William Clark
		Name:	William Clark
		Title:	President and Chief Executive Officer
Agreed to and accepted,
Signature:	/s/ Jessica B./ Flechtner
Printed Name:	Jessica B. Flechtner
Date:	September 12, 2016

Enclosures
Duplicate Original Letter